Exhibit 99.1

TUESDAY MORNING CORPORATION ANNOUNCES THE APPOINTMENT OF STEVEN R. BECKER AS CEO

— Prominent Retail Veteran and Lead Independent Director Terry Burman Assumes Board Chairmanship —

Dallas, TX, December 14, 2015 — Tuesday Morning Corporation (NASDAQ:TUES), a leading off-price retailer with over 750 stores across the United States specializing in selling deeply discounted, upscale decorative home accessories, housewares, seasonal goods and famous-maker gifts, today announced the appointment of Steven R. Becker as CEO, effective immediately.  Mr. Becker has led Tuesday Morning’s Office of the Chairman since September 28th, 2015, and served as the Company’s Chairman of the Board since 2012.  While Mr. Becker will continue to serve on the Company’s Board of Directors, Lead Independent Director Terry Burman will assume responsibilities as Board Chair.  Mr. Burman brings specialty retail experience to the Chairmanship, including serving as CEO of Signet Jewelers and, more recently, Chairman of the Board of Zale Corporation.

Mr. Burman, who also led the Board’s Search Committee, said, “The Board of Directors’ comprehensive search was focused on attracting an executive to provide both high energy, stable leadership and a strategy to help ensure Tuesday Morning thrives.  Steve has been directly involved with every facet of Tuesday Morning’s revitalization efforts, including knowledge of our people, a deep understanding of the business and a determination to execute on critical operational initiatives. His passionate belief in the Tuesday Morning brand — together with his productive, engaged tenure as Board Chair and head of the Office of the Chairman — gives us further confidence in his ability to deliver sustained growth moving forward.”

Mr. Becker added, “Since joining the Board more than three years ago, my conviction in the Tuesday Morning story, our core strengths and overall potential has only increased.  But there is considerable work still to be done.  We must make purposeful and expedited progress towards becoming a far more productive, competitive, and profitable retailer. This effort will include accelerated real estate relocation and talent acquisition initiatives, pursuit of ongoing operational efficiencies, and a fresh approach to Tuesday Morning’s iconic ‘treasure hunt’ in-store shopping experience.”

In addition to his service at Tuesday Morning, Mr. Becker possesses deep retail experience as an investor and board member.  This includes a prior directorship at national retailer Hot Topic that included a significant operational turnaround and material earnings growth.  He also served, until recently, as partner and co-founder of Becker Drapkin, L.P., a Dallas-based value investment fund with a track record of success in the retail sector.  Mr. Becker received a B.A. from Middlebury College and a J.D. from the University of Florida.

As Chairman of Tuesday Morning’s Board of Directors, Terry Burman will continue to contribute his proven specialty retail experience and considerable business and strategic acumen. Until 2011, Mr. Burman served as CEO of Signet, the largest specialty retail jeweler in the U.S. and U.K.  Prior to Signet, Mr. Burman was President and CEO of California-based Barry’s Jewelers, Inc.  He currently serves as an independent director of retailer Abercrombie & Fitch (NASD: ANF) and Learning Care Group, a privately-

held operator of learning and day care centers.  He previously served on the board of directors of YCC Holdings LLC (DBA Yankee Candle).

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995, which are based on management’s current expectations, estimates and projections.  Forward-looking statements typically are identified by the use of terms such as “may,” “will,” “should,” “expect,” “anticipate,” “believe,” “estimate,” “intend” and similar words, although some forward-looking statements are expressed differently.  You should carefully consider statements that contain these words because they describe our current expectations, plans, strategies and goals and our current beliefs concerning future business conditions, our future results of operations, our future financial position, and our current business outlook or state other “forward-looking” information.  Forward-looking statements in this press release include, but are not limited to, statements of management’s current plans and expectations in this press release.

Reference is hereby made to the Company’s filings with the Securities and Exchange Commission, including, but not limited to, “Cautionary Statement Regarding Forward-Looking Statements” and “Item 1A. Risk Factors” of the Company’s most recent Annual Report on Form 10-K, for examples of risks, uncertainties and events that could cause our actual results to differ materially from the expectations expressed in our forward-looking statements. These risks, uncertainties and events also include, but are not limited to, the following: our ability to successfully implement our long-term business strategy; changes in economic and political conditions which may adversely affect consumer spending; our failure to identify and respond to changes in consumer trends and preferences; our ability to continuously attract buying opportunities for off-price merchandise and anticipate consumer demand; our ability to successfully manage our inventory balances profitably; loss of or disruption in our centralized distribution center; loss or departure of one or more members of our senior management or other key management employees; increased or new competition; our ability to successfully execute our strategy of opening new stores and relocating or expanding existing stores; increases in fuel prices and changes in transportation industry regulations or conditions; our ability to generate strong cash flows from operations and to continue to access credit markets; increases in the cost or a disruption in the flow of our imported products; the success of our marketing, advertising and promotional efforts; our ability to attract, train and retain quality associates in appropriate numbers, including key associates and management; seasonal and quarterly fluctuations; our ability to maintain and protect our information technology systems and technologies; our ability to protect the security of information about our business and our customers, suppliers, business partners and employees; our ability to comply with existing, changing and new government regulations; our ability to manage litigation risks from our customers, employees and other third parties; our ability to manage risks associated with product liability claims and product recalls; the impact of adverse local conditions, weather, natural disasters and other events; and our ability to manage the negative effects of inventory shrinkage.  The Company’s filings with the SEC are available at the SEC’s web site at www.sec.gov.

The forward-looking statements made in this press release relate only to events as of the date on which the statements were made. Except as may be required by law, we undertake no obligations to update our forward-looking statements to reflect events and circumstances after the date on which the statements were made or to reflect the occurrence of unanticipated events.  Investors are cautioned not to place undue reliance on any forward-looking statements.

About Tuesday Morning

Tuesday Morning Corporation (NASDAQ:TUES) is a leading off-price retailer specializing in selling deeply discounted, upscale decorative home accessories, housewares, seasonal goods and famous-maker gifts. The Company is nationally known for providing a fresh selection of brand name, high-quality merchandise - never seconds or irregulars - at prices well below those of department and specialty stores, catalogues and online retailers. Based in Dallas, Texas, the Company opened its first store in 1974 and currently operates over 750 stores in 41 states. More information and a list of store locations may be found on our website at www.tuesdaymorning.com.